Fourth Quarter
Financial Supplement
December 31, 2010
© 2010 Peanuts Worldwide LLC

NOTE:
This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. This QFS also includes financial measures, such as operating earnings, operating revenues, operating expenses, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, which do not equate to and should not be viewed as substitutes for the following financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”): GAAP net income (loss) from continuing operations, net of income tax, GAAP revenues, GAAP expenses, GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is our measure of segment performance. Operating earnings is also a measure by which MetLife’s senior management’s and other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends and operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated.
Operating revenues is defined as GAAP revenues (i) less net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”), (ii) less amortization of unearned revenue related to NIGL and NDGL, (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations, (v) less net investment income related to contractholder-directed unit-linked investments, and (vi) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments, those identified in the definition of operating expenses and changes in fair value of hedges of operating joint venture liabilities, all net of income tax.
Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities, (ii) less costs related to business combinations and noncontrolling interests, (iii) less amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) and changes in the policyholder dividend obligation related to NIGL and NDGL, (iv) less interest credited to policyholder account balances related to contractholder-directed unit-linked investments, and (v) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.
In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization entities that are variable interest entities (“VIEs”) as required under GAAP.
MetLife believes the presentation of operating earnings as we measure it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Reconciliations of operating earnings to GAAP net income (loss) from continuing operations, net of income tax, operating earnings available to common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated February 9, 2011, for the three months and year ended December 31, 2010, which are available at www.metlife.com.
On November 1, 2010, MetLife, Inc. completed the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”). The results of ALICO are presented in this QFS from November 1, 2010 through November 30, 2010.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions, except per share data)	2009	2010	2010	2010	2010

Operating earnings available to common shareholders	$793	$834	$1,022	$878	$1,158
Preferred stock dividends	31	30	31	30	31

Operating earnings	824	864	1,053	908	1,189
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(116)	31	(13)	(342)	(68)
Net derivative gains (losses)	(782)	41	1,481	(244)	(1,543)
Adjustments to continuing operations	6	(121)	(564)	(307)	11
Provision for income tax (expense) benefit	378	18	(417)	307	493

Income (loss) from continuing operations, net of income tax	310	833	1,540	322	82
Income (loss) from discontinued operations, net of income tax	3	1	7	(2)	3

Net income (loss)	313	834	1,547	320	85
Less: Net income (loss) attributable to noncontrolling interest	(7)	(1)	(10)	4	3

Net income (loss) attributable to MetLife, Inc.	320	835	1,557	316	82
Less: Preferred stock dividends	31	30	31	30	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$289	$805	$1,526	$286	$51

Operating earnings available to common shareholders — diluted	$0.96	$1.01	$1.23	$0.99	$1.14
Net investment gains (losses)	(0.14)	0.04	(0.02)	(0.39)	(0.07)
Net derivative gains (losses)	(0.94)	0.05	1.79	(0.28)	(1.52)
Adjustments to continuing operations	0.01	(0.15)	(0.68)	(0.35)	0.01
Provision for income tax (expense) benefit	0.45	0.02	(0.50)	0.35	0.49
Discontinued operations, net of income tax	—	—	0.01	—	—
Less: Net income (loss) attributable to noncontrolling interest	(0.01)	—	(0.01)	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$0.35	$0.97	$1.84	$0.32	$0.05

Weighted average common shares outstanding — diluted (1)	828.0	828.6	830.5	883.1	1,014.9

Unaudited	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Book value per common share — (actual common shares outstanding)	$37.96	$41.21	$45.51	$48.93	$44.18
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$41.69	$42.67	$44.50	$44.48	$43.23

Book value per common share — diluted — (weighted average common shares outstanding)	$37.54	$40.75	$44.95	$50.25	$45.90
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$41.23	$42.19	$43.96	$45.68	$44.91

	For the Three Months Ended
Unaudited (In millions)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Common shares outstanding, beginning of period	818.8	818.8	819.4	820.4	906.9
Treasury stock, net	—	0.3	—	—	—
Newly issued shares (1)	—	0.3	1.0	86.5	147.5

Common shares outstanding, end of period (1)	818.8	819.4	820.4	906.9	1,054.4

Weighted average common shares outstanding — basic (1)	821.9	822.6	822.9	875.8	1,007.3
Dilutive effect of stock-based awards	6.1	6.0	7.6	7.3	7.6

Weighted average common shares outstanding — diluted (1)	828.0	828.6	830.5	883.1	1,014.9

Policyholder Trust Shares	233.2	229.9	227.4	225.9	222.3

(1)	In connection with the financing of the acquisition of ALICO in November 2010, 6,875,000 shares of Series B contingent convertible preferred stock issued to ALICO Holdings will automatically convert into 68,570,000 shares of common stock upon a favorable vote of MetLife’s common stockholders by the first anniversary of the closing of the acquisition. For purposes of the common share and weighted average common share calculations, the Series B contingent convertible preferred stock is treated as common shares.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$227,642	$239,566	$246,348	$260,564	$327,284
Equity securities available-for-sale, at estimated fair value	3,084	3,066	2,741	2,865	3,606
Trading and other securities, at estimated fair value (1)	2,384	3,039	3,158	3,987	18,589
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	48,181	55,433	55,601	57,098	59,055
Held-for-sale, principally at estimated fair value	2,728	2,003	2,650	2,840	3,321

Mortgage loans, net	50,909	57,436	58,251	59,938	62,376
Policy loans	10,061	10,146	10,180	10,230	11,914
Real estate and real estate joint ventures	6,896	6,866	6,841	6,990	8,030
Other limited partnership interests	5,508	5,753	5,856	5,948	6,416
Short-term investments, principally at estimated fair value	8,374	8,019	9,746	11,590	9,387
Other invested assets, principally at estimated fair value	12,709	12,327	15,584	16,571	15,430

Total investments	327,567	346,218	358,705	378,683	463,032
Cash and cash equivalents, principally at estimated fair value (1)	10,112	9,202	10,702	14,557	13,046
Accrued investment income	3,173	3,392	3,249	3,469	4,381
Premiums, reinsurance and other receivables	16,752	17,554	18,177	18,654	19,830
Deferred policy acquisition costs and value of business acquired	19,256	18,697	17,720	17,463	27,307
Current income tax recoverable	316	—	243	178	—
Deferred income tax assets	1,228	149	—	—	—
Goodwill	5,047	5,049	5,037	4,966	11,580
Other assets	6,822	6,869	6,712	6,913	8,192
Separate account assets	149,041	158,436	153,362	172,372	183,337

Total assets	$539,314	$565,566	$573,907	$617,255	$730,705

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$135,879	$137,516	$140,239	$143,686	$173,373
Policyholder account balances	138,673	141,734	142,822	145,360	211,020
Other policy-related balances	8,446	8,682	8,660	8,912	15,806
Policyholder dividends payable	761	745	775	834	830
Policyholder dividend obligation	—	—	1,080	2,014	876
Payables for collateral under securities loaned and other transactions	24,196	25,982	29,772	31,891	27,272
Bank deposits	10,211	10,032	9,790	9,362	10,316
Short-term debt	912	318	879	2,057	306
Long-term debt (1)	13,220	20,177	20,647	24,512	27,586
Collateral financing arrangements	5,297	5,297	5,297	5,297	5,297
Junior subordinated debt securities	3,191	3,191	3,191	3,191	3,191
Current income tax payable	—	66	—	—	316
Deferred income tax liability	—	—	2,050	3,543	1,680
Other liabilities	15,989	17,211	15,619	17,455	20,386
Separate account liabilities	149,041	158,436	153,362	172,372	183,337

Total liabilities	505,816	529,387	534,183	570,486	681,592

Redeemable noncontrolling interest in partially owned consolidated subsidiaries	—	—	—	—	117

Equity
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value (2)	—	—	—	—	—
Common stock, at par value	8	8	8	9	10
Additional paid-in capital	16,859	16,871	16,896	20,451	26,423
Retained earnings	19,501	20,294	21,820	22,096	21,363
Treasury stock, at cost	(190)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	(3,058)	(1,191)	822	4,030	1,000

Total MetLife, Inc.’s stockholders’ equity	33,121	35,811	39,375	46,415	48,625
Noncontrolling interests	377	368	349	354	371

Total equity	33,498	36,179	39,724	46,769	48,996

Total liabilities and equity	$539,314	$565,566	$573,907	$617,255	$730,705

(1)	At March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, $7,377 million, $7,391 million, $7,371 million and $7,080 million, respectively, of assets and $7,106 million, $7,129 million, $7,075 million and $6,820 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See pages 38 and 39, note 3 for the amounts by asset category.

(2)	In connection with the financing of the acquisition of ALICO, on November 1, 2010, MetLife, Inc. issued 6,857,000 of Series B contingent convertible preferred stock, par value $0.01 per share, to ALICO Holdings LLC, which will convert into 68,570,000 shares of MetLife, Inc. common stock upon a favorable vote of MetLife, Inc. common stockholders by the first anniversary of the closing of the acquisition. The Series B contingent convertible preferred stock was valued at $2,805 million as of the acquisition date.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

OPERATING REVENUES
Premiums	$7,161	$6,854	$6,662	$6,562	$7,316
Universal life and investment-type product policy fees	1,559	1,408	1,478	1,453	1,697
Net investment income	4,000	4,293	4,143	4,337	4,548
Other revenues	601	513	544	624	647

Total operating revenues	13,321	13,068	12,827	12,976	14,208

OPERATING EXPENSES
Policyholder benefits and dividends	7,986	7,890	7,256	7,615	7,964
Interest credited to policyholder account balances	1,195	1,146	1,048	1,261	1,248
Interest credited to bank deposits	43	39	36	33	29
Capitalization of DAC	(754)	(744)	(767)	(778)	(1,054)
Amortization of DAC and VOBA	564	588	808	542	745
Interest expense on debt	269	264	266	294	315
Other expenses	2,947	2,645	2,714	2,723	3,357

Total operating expenses	12,250	11,828	11,361	11,690	12,604

Operating earnings before provision for income tax	1,071	1,240	1,466	1,286	1,604
Provision for income tax expense (benefit)	247	376	413	378	415

Operating earnings	824	864	1,053	908	1,189
Preferred stock dividends	31	30	31	30	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$793	$834	$1,022	$878	$1,158

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$824	$864	$1,053	$908	$1,189

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(116)	31	(13)	(342)	(68)
Net derivative gains (losses)	(782)	41	1,481	(244)	(1,543)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	(6)	(1)	7	—	(5)
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(29)	(49)	(61)	(62)	(36)
Equity method operating joint ventures	(45)	(5)	(97)	—	(28)
Real estate discontinued operations	(2)	(1)	(2)	13	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	211
Net investment income related to certain consolidated securitization entities	—	106	103	103	99
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(2)	(24)	(150)	(174)	42
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	3	(1)	(5)	(8)
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	(211)
Amortization of DAC and VOBA — related to NIGL and NDGL	95	(14)	(212)	(37)	145
Interest expense on debt — related to certain consolidated securitization entities	—	(106)	(103)	(103)	(99)
Other expenses:
Noncontrolling interest	(8)	(1)	(12)	4	2
Business combination costs	2	(29)	(36)	(46)	(101)
Provision for income tax (expense) benefit	378	18	(417)	307	493

Income (loss) from continuing operations, net of income tax	310	833	1,540	322	82
Income (loss) from discontinued operations, net of income tax	3	1	7	(2)	3

Net income (loss)	313	834	1,547	320	85
Less: Net income (loss) attributable to noncontrolling interest	(7)	(1)	(10)	4	3

Net income (loss) attributable to MetLife, Inc.	320	835	1,557	316	82
Less: Preferred stock dividends	31	30	31	30	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$289	$805	$1,526	$286	$51

Premiums, Fees and Other Revenues (Operating)	$9,321	$8,775	$8,684	$8,639	$9,660

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended December 31, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$7,316	$5,608	$1,703	$5
Universal life and investment-type product policy fees	1,697	1,276	421	—
Net investment income	4,548	3,765	482	301
Other revenues	647	333	23	291

Total operating revenues	14,208	10,982	2,629	597

OPERATING EXPENSES
Policyholder benefits and dividends	7,964	6,773	1,194	(3)
Interest credited to policyholder account balances	1,248	1,002	246	—
Interest credited to bank deposits	29	—	—	29
Capitalization of DAC	(1,054)	(626)	(428)	—
Amortization of DAC and VOBA	745	536	207	2
Interest expense on debt	315	3	1	311
Other expenses	3,357	2,023	1,004	330

Total operating expenses	12,604	9,711	2,224	669

Operating earnings before provision for income tax	1,604	1,271	405	(72)
Provision for income tax expense (benefit)	415	430	100	(115)

Operating earnings	1,189	841	305	43
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,158	$841	$305	$12

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,189	$841	$305	$43

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(68)	129	(5)	(192)
Net derivative gains (losses)	(1,543)	(921)	(648)	26
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	(5)	(5)	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(36)	(37)	(4)	5
Equity method operating joint ventures	(28)	—	(28)	—
Real estate discontinued operations	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	211	—	211	—
Net investment income related to certain consolidated securitization entities	99	—	—	99
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	42	30	12	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(8)	(8)	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	(211)	—	(211)	—
Amortization of DAC and VOBA — related to NIGL and NDGL	145	138	7	—
Interest expense on debt — related to certain consolidated securitization entities	(99)	—	—	(99)
Other expenses:
Noncontrolling interest	2	3	(1)	—
Business combination costs	(101)	—	—	(101)
Provision for income tax (expense) benefit	493	235	181	77

Income (loss) from continuing operations, net of income tax	82	405	(181)	(142)
Income (loss) from discontinued operations, net of income tax	3	3	—	—

Net income (loss)	85	408	(181)	(142)
Less: Net income (loss) attributable to noncontrolling interest	3	2	1	—

Net income (loss) attributable to MetLife, Inc.	82	406	(182)	(142)
Less: Preferred stock dividends	31	—	—	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$51	$406	$(182)	$(173)

Premiums, Fees and Other Revenues (Operating)	$9,660	$7,217	$2,147	$296

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended December 31, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$7,161	$6,332	$821	$8
Universal life and investment-type product policy fees	1,559	1,156	403	—
Net investment income	4,000	3,558	271	171
Other revenues	601	325	6	270

Total operating revenues	13,321	11,371	1,501	449

OPERATING EXPENSES
Policyholder benefits and dividends	7,986	7,178	807	1
Interest credited to policyholder account balances	1,195	1,049	146	—
Interest credited to bank deposits	43	—	—	43
Capitalization of DAC	(754)	(573)	(181)	—
Amortization of DAC and VOBA	564	420	143	1
Interest expense on debt	269	2	2	265
Other expenses	2,947	1,982	544	421

	12,250	10,058	1,461	731

Operating earnings before provision for income tax	1,071	1,313	40	(282)
Provision for income tax expense (benefit)	247	431	19	(203)

Operating earnings	824	882	21	(79)
Preferred stock dividends	31	—	—	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$793	$882	$21	$(110)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$824	$882	$21	$(79)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(116)	(90)	(27)	1
Net derivative gains (losses)	(782)	(497)	(255)	(30)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	(6)	(6)	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(29)	(28)	(10)	9
Equity method operating joint ventures	(45)	—	(45)	—
Real estate discontinued operations	(2)	(2)	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(2)	(4)	2	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	1	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	95	95	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—
Other expenses:
Noncontrolling interest	(8)	1	(11)	2
Business combination costs	2	—	—	2
Provision for income tax (expense) benefit	378	182	107	89

Income (loss) from continuing operations, net of income tax	310	534	(218)	(6)
Income (loss) from discontinued operations, net of income tax	3	7	—	(4)

Net income (loss)	313	541	(218)	(10)
Less: Net income (loss) attributable to noncontrolling interest	(7)	1	(9)	1

Net income (loss) attributable to MetLife, Inc.	320	540	(209)	(11)
Less: Preferred stock dividends	31	—	—	31

Net income (loss) available to MetLife, Inc.’s common shareholders	$289	$540	$(209)	$(42)

Premiums, Fees and Other Revenues (Operating)	$9,321	$7,813	$1,230	$278

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2010
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$27,394	$22,936	$4,447	$11
Universal life and investment-type product policy fees	6,036	4,707	1,329	—
Net investment income	17,321	14,626	1,703	992
Other revenues	2,328	1,249	35	1,044

Total operating revenues	53,079	43,518	7,514	2,047

OPERATING EXPENSES
Policyholder benefits and dividends	30,725	27,016	3,723	(14)
Interest credited to policyholder account balances	4,703	4,020	683	—
Interest credited to bank deposits	137	—	—	137
Capitalization of DAC	(3,343)	(2,375)	(968)	—
Amortization of DAC and VOBA	2,683	2,145	537	1
Interest expense on debt	1,139	10	3	1,126
Other expenses	11,439	7,746	2,538	1,155

Total operating expenses	47,483	38,562	6,516	2,405

Operating earnings before provision for income tax	5,596	4,956	998	(358)
Provision for income tax expense (benefit)	1,582	1,676	206	(300)

Operating earnings	4,014	3,280	792	(58)
Preferred stock dividends	122	—	—	122

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,892	$3,280	$792	$(180)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,014	$3,280	$792	$(58)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(392)	411	(273)	(530)
Net derivative gains (losses)	(265)	287	(491)	(61)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	1	1	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(208)	(196)	(37)	25
Equity method operating joint ventures	(130)	—	(130)	—
Real estate discontinued operations	10	(3)	—	13
Net investment income related to contractholder-directed unit-linked investments	211	—	211	—
Net investment income related to certain consolidated securitization entities	411	—	—	411
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(306)	(47)	(259)	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(11)	(11)	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	(211)	—	(211)	—
Amortization of DAC and VOBA — related to NIGL and NDGL	(118)	(125)	7	—
Interest expense on debt — related to certain consolidated securitization entities	(411)	—	—	(411)
Other expenses:
Noncontrolling interest	(7)	5	(8)	(4)
Business combination costs	(212)	—	—	(212)
Provision for income tax (expense) benefit	401	(121)	268	254

Income (loss) from continuing operations, net of income tax	2,777	3,481	(131)	(573)
Income (loss) from discontinued operations, net of income tax	9	12	—	(3)

Net income (loss)	2,786	3,493	(131)	(576)
Less: Net income (loss) attributable to noncontrolling interest	(4)	3	(5)	(2)

Net income (loss) attributable to MetLife, Inc.	2,790	3,490	(126)	(574)
Less: Preferred stock dividends	122	—	—	122

Net income (loss) available to MetLife, Inc.’s common shareholders	$2,668	$3,490	$(126)	$(696)

Premiums, Fees and Other Revenues (Operating)	$35,758	$28,892	$5,811	$1,055

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2009
				Banking,
Unaudited (In millions)	Consolidated	U.S. Business	International	Corporate & Other

OPERATING REVENUES
Premiums	$26,460	$23,254	$3,187	$19
Universal life and investment-type product policy fees	5,230	4,169	1,061	—
Net investment income	15,089	13,419	1,193	477
Other revenues	2,329	1,223	14	1,092

Total operating revenues	49,108	42,065	5,455	1,588

OPERATING EXPENSES
Policyholder benefits and dividends	29,902	27,238	2,660	4
Interest credited to policyholder account balances	4,853	4,272	581	—
Interest credited to bank deposits	163	—	—	163
Capitalization of DAC	(3,019)	(2,389)	(630)	—
Amortization of DAC and VOBA	2,018	1,600	415	3
Interest expense on debt	1,044	9	8	1,027
Other expenses	10,992	7,859	1,797	1,336

Total operating expenses	45,953	38,589	4,831	2,533

Operating earnings before provision for income tax	3,155	3,476	624	(945)
Provision for income tax expense (benefit)	668	1,124	161	(617)

Operating earnings	2,487	2,352	463	(328)
Preferred stock dividends	122	—	—	122

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,365	$2,352	$463	$(450)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$2,487	$2,352	$463	$(328)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(2,906)	(2,532)	(105)	(269)
Net derivative gains (losses)	(4,866)	(3,594)	(798)	(474)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	(27)	(27)	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(88)	(97)	(13)	22
Equity method operating joint ventures	(156)	—	(156)	—
Real estate discontinued operations	(8)	(8)	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	(11)	(11)	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(73)	(68)	(5)	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	4	4	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	711	711	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—
Other expenses:
Noncontrolling interest	(38)	1	(32)	(7)
Business combination costs	(31)	—	—	(31)
Provision for income tax (expense) benefit	2,683	1,963	366	354

Income (loss) from continuing operations, net of income tax	(2,319)	(1,306)	(280)	(733)
Income (loss) from discontinued operations, net of income tax	41	35	—	6

Net income (loss)	(2,278)	(1,271)	(280)	(727)
Less: Net income (loss) attributable to noncontrolling interest	(32)	1	(28)	(5)

Net income (loss) attributable to MetLife, Inc.	(2,246)	(1,272)	(252)	(722)
Less: Preferred stock dividends	122	—	—	122

Net income (loss) available to MetLife, Inc.’s common shareholders	$(2,368)	$(1,272)	$(252)	$(844)

Premiums, Fees and Other Revenues (Operating)	$34,019	$28,646	$4,262	$1,111

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1) (2)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

U.S. BUSINESS

INSURANCE PRODUCTS	$400	$298	$369	$345	$309

RETIREMENT PRODUCTS	211	167	241	156	175

CORPORATE BENEFIT FUNDING	187	220	235	182	283

AUTO & HOME	84	72	73	81	74

U.S. BUSINESS TOTAL	$882	$757	$918	$764	$841

INTERNATIONAL	21	151	145	191	305

BANKING, CORPORATE & OTHER	(110)	(74)	(41)	(77)	12

METLIFE, INC. CONSOLIDATED	$793	$834	$1,022	$878	$1,158

(1)
A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Insurance Products, page 10, (ii) Retirement Products, page 17, (iii) Corporate Benefit Funding, page 21, (iv) Auto & Home, page 25, (v) International, page 29, and (vi) Banking, Corporate & Other, page 34. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 4.

(2)
Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. In the fourth quarter of 2010, management realigned certain income annuity products within the Company’s segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period segment results have been adjusted to reflect such product reclassifications.

U.S. BUSINESS
INSURANCE PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2009	December 31, 2010

OPERATING REVENUES
Premiums	$4,510	$4,323	$4,317	$4,234	$4,326	$17,168	$17,200
Universal life and investment-type product policy fees	622	549	546	539	613	2,281	2,247
Net investment income	1,483	1,504	1,495	1,515	1,554	5,614	6,068
Other revenues	200	189	188	185	199	779	761

Total operating revenues	6,815	6,565	6,546	6,473	6,692	25,842	26,276

OPERATING EXPENSES
Policyholder benefits and dividends	4,918	4,847	4,721	4,685	4,822	19,111	19,075
Interest credited to policyholder account balances	248	234	237	243	249	952	963
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(236)	(206)	(217)	(204)	(214)	(873)	(841)
Amortization of DAC and VOBA	209	239	206	221	300	725	966
Interest expense on debt	3	—	—	—	1	6	1
Other expenses	1,074	992	1,031	998	1,059	4,206	4,080

Total operating expenses	6,216	6,106	5,978	5,943	6,217	24,127	24,244

Operating earnings before provision for income tax	599	459	568	530	475	1,715	2,032
Provision for income tax expense (benefit)	199	161	199	185	166	573	711

Operating earnings	400	298	369	345	309	1,142	1,321
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$400	$298	$369	$345	$309	$1,142	$1,321

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$400	$298	$369	$345	$309	$1,142	$1,321

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	48	13	(4)	69	25	(472)	103
Net derivative gains (losses)	(253)	20	605	86	(496)	(1,786)	215
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	(6)	(1)	7	—	(5)	(27)	1
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(17)	(35)	(35)	(36)	(38)	(74)	(144)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(4)	(1)	1	(5)	—	1	(5)
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	(14)	(10)	(40)	(28)	(12)	(28)	(90)
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	1	—	1
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	85	5	(188)	(30)	182	837	(31)

Income (loss) from continuing operations, net of income tax	239	289	715	401	(34)	(418)	1,371
Income (loss) from discontinued operations, net of income tax	3	—	—	—	—	22	—

Net income (loss)	242	289	715	401	(34)	(396)	1,371
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	242	289	715	401	(34)	(396)	1,371
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$242	$289	$715	$401	$(34)	$(396)	$1,371

Premiums, Fees and Other Revenues (Operating)	$5,332	$5,061	$5,051	$4,958	$5,138	$20,228	$20,208

U.S. BUSINESS
INSURANCE PRODUCTS — GROUP LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2009	December 31, 2010

OPERATING REVENUES
Premiums	$1,829	$1,871	$1,841	$1,775	$1,735	$7,067	$7,222
Universal life and investment-type product policy fees	145	152	149	159	156	625	616
Net investment income	200	207	204	209	206	804	826
Other revenues	2	3	1	2	—	9	6

Total operating revenues	2,176	2,233	2,195	2,145	2,097	8,505	8,670

OPERATING EXPENSES
Policyholder benefits and dividends	1,821	1,865	1,793	1,781	1,746	7,117	7,185
Interest credited to policyholder account balances	47	44	43	44	42	186	173
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(4)	(4)	(4)	(3)	(4)	(16)	(15)
Amortization of DAC and VOBA	4	5	4	4	2	25	15
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	153	141	145	143	160	610	589

Total operating expenses	2,021	2,051	1,981	1,969	1,946	7,922	7,947

Operating earnings before provision for income tax	155	182	214	176	151	583	723
Provision for income tax expense (benefit)	52	64	75	61	53	198	253

Operating earnings	103	118	139	115	98	385	470
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$103	$118	$139	$115	$98	$385	$470

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$103	$118	$139	$115	$98	$385	$470

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(5)	2	(6)	15	(2)	(222)	9
Net derivative gains (losses)	1	23	58	(1)	(9)	(36)	71
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(6)	(18)	(18)	(17)	(18)	(38)	(71)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	(4)	—	—	—	—	4	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	5	(2)	(12)	1	10	102	(3)

Income (loss) from continuing operations, net of income tax	94	123	161	113	79	195	476
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	94	123	161	113	79	195	476
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	94	123	161	113	79	195	476
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$94	$123	$161	$113	$79	$195	$476

Premiums, Fees and Other Revenues (Operating)	$1,976	$2,026	$1,991	$1,936	$1,891	$7,701	$7,844

Group Life Mortality Ratio	89.7%	89.5%	86.6%	89.0%	89.7%

U.S. BUSINESS
INSURANCE PRODUCTS — INDIVIDUAL LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2009	December 31, 2010

OPERATING REVENUES
Premiums	$1,154	$967	$1,004	$988	$1,113	$4,200	$4,072
Universal life and investment-type product policy fees	477	397	397	380	457	1,648	1,631
Net investment income	1,062	1,086	1,066	1,086	1,116	4,077	4,354
Other revenues	102	94	100	94	110	374	398

Total operating revenues	2,795	2,544	2,567	2,548	2,796	10,299	10,455

OPERATING EXPENSES
Policyholder benefits and dividends	1,720	1,627	1,636	1,608	1,750	6,732	6,621
Interest credited to policyholder account balances	195	185	188	195	203	742	771
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(188)	(159)	(171)	(162)	(172)	(670)	(664)
Amortization of DAC and VOBA	173	198	169	186	259	557	812
Interest expense on debt	3	—	—	—	1	6	1
Other expenses	559	516	528	507	527	2,174	2,078

Total operating expenses	2,462	2,367	2,350	2,334	2,568	9,541	9,619

Operating earnings before provision for income tax	333	177	217	214	228	758	836
Provision for income tax expense (benefit)	110	62	76	75	79	249	292

Operating earnings	223	115	141	139	149	509	544
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$223	$115	$141	$139	$149	$509	$544

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$223	$115	$141	$139	$149	$509	$544

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	56	17	—	21	28	(128)	66
Net derivative gains (losses)	(72)	(11)	176	(28)	(115)	(478)	22
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	(6)	(1)	7	—	(5)	(27)	1
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(2)	(10)	(11)	(10)	(11)	(6)	(42)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	(11)	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	(14)	(10)	(40)	(28)	(12)	(28)	(90)
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	1	—	1
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	13	5	(47)	16	39	237	13

Income (loss) from continuing operations, net of income tax	198	105	226	110	74	68	515
Income (loss) from discontinued operations, net of income tax	3	—	—	—	—	22	—

Net income (loss)	201	105	226	110	74	90	515
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	201	105	226	110	74	90	515
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$201	$105	$226	$110	$74	$90	$515

Premiums, Fees and Other Revenues (Operating)	$1,733	$1,458	$1,501	$1,462	$1,680	$6,222	$6,101

Mortality as a Percentage of Expected	81.1%	87.6%	80.4%	86.7%	82.9%

Lapse Ratio
Traditional Life	6.8%	6.7%	6.4%	6.2%	6.4%
Variable & Universal Life	6.5%	6.1%	5.9%	5.9%	6.1%

U.S. BUSINESS
INSURANCE PRODUCTS — NON-MEDICAL HEALTH
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2009	December 31, 2010

OPERATING REVENUES
Premiums	$1,527	$1,485	$1,472	$1,471	$1,478	$5,901	$5,906
Universal life and investment-type product policy fees	—	—	—	—	—	8	—
Net investment income	221	211	225	220	232	733	888
Other revenues	96	92	87	89	89	396	357

Total operating revenues	1,844	1,788	1,784	1,780	1,799	7,038	7,151

OPERATING EXPENSES
Policyholder benefits and dividends	1,377	1,355	1,292	1,296	1,326	5,262	5,269
Interest credited to policyholder account balances	6	5	6	4	4	24	19
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(44)	(43)	(42)	(39)	(38)	(187)	(162)
Amortization of DAC and VOBA	32	36	33	31	39	143	139
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	362	335	358	348	372	1,422	1,413

Total operating expenses	1,733	1,688	1,647	1,640	1,703	6,664	6,678

Operating earnings before provision for income tax	111	100	137	140	96	374	473
Provision for income tax expense (benefit)	37	35	48	49	34	126	166

Operating earnings	74	65	89	91	62	248	307
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$74	$65	$89	$91	$62	$248	$307

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$74	$65	$89	$91	$62	$248	$307

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(3)	(6)	2	33	(1)	(122)	28
Net derivative gains (losses)	(182)	8	371	115	(372)	(1,272)	122
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(9)	(7)	(6)	(9)	(9)	(30)	(31)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	(1)	1	(5)	—	(3)	(5)
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	67	2	(129)	(47)	133	498	(41)

Income (loss) from continuing operations, net of income tax	(53)	61	328	178	(187)	(681)	380
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(53)	61	328	178	(187)	(681)	380
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(53)	61	328	178	(187)	(681)	380
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(53)	$61	$328	$178	$(187)	$(681)	$380

Premiums, Fees and Other Revenues (Operating)	$1,623	$1,577	$1,559	$1,560	$1,567	$6,305	$6,263

Non-Medical Health Benefit Ratio	90.2%	91.2%	87.8%	88.0%	89.7%

U.S. BUSINESS
INSURANCE PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$11,911	$11,966	$12,060	$12,017	$12,005
Premiums and deposits	3,486	3,598	3,515	3,509	3,292
Surrenders and withdrawals	(1,363)	(1,361)	(1,442)	(1,495)	(1,423)
Benefit payments	(1,914)	(1,970)	(1,923)	(1,921)	(1,900)

Net Flows	209	267	150	93	(31)
Net transfers from (to) separate account	1	1	1	1	—
Interest	76	72	75	72	73
Policy charges	(135)	(128)	(126)	(125)	(123)
Other	(96)	(118)	(143)	(53)	(32)

Balance, end of period	$11,966	$12,060	$12,017	$12,005	$11,892

INDIVIDUAL LIFE (1)
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$73,296	$73,923	$74,387	$74,844	$75,300
Premiums and deposits	2,167	2,070	2,002	2,059	2,181
Surrenders and withdrawals	(936)	(908)	(919)	(936)	(944)
Benefit payments	(577)	(671)	(588)	(616)	(621)

Net Flows	654	491	495	507	616
Net transfers from (to) separate account	39	29	29	37	32
Interest	763	748	747	756	766
Policy charges	(397)	(400)	(401)	(408)	(414)
Other	(432)	(404)	(413)	(436)	(36)

Balance, end of period	$73,923	$74,387	$74,844	$75,300	$76,264

NON-MEDICAL HEALTH
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$12,868	$13,239	$13,484	$13,689	$13,901
Premiums and deposits	1,567	1,518	1,502	1,747	1,500
Surrenders and withdrawals	(5)	(5)	(5)	(255)	(3)
Benefit payments	(1,084)	(1,137)	(1,119)	(1,083)	(1,093)

Net Flows	478	376	378	409	404
Net transfers from (to) separate account	—	—	—	—	—
Interest	147	148	152	150	157
Policy charges	—	—	—	—	—
Other	(254)	(279)	(325)	(347)	(275)

Balance, end of period	$13,239	$13,484	$13,689	$13,901	$14,187

SEPARATE ACCOUNT LIABILITIES
GROUP LIFE
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$416	$433	$450	$411	$456
Premiums and deposits	39	40	44	47	45
Surrenders and withdrawals	(9)	(9)	(8)	(8)	(14)
Benefit payments	—	(1)	—	—	(1)

Net Flows	30	30	36	39	30
Investment Performance	18	19	(40)	42	40
Net transfers from (to) general account	(1)	(1)	(2)	(1)	—
Policy charges	(30)	(31)	(33)	(35)	(35)
Other	—	—	—	—	—

Balance, end of period	$433	$450	$411	$456	$491

INDIVIDUAL LIFE
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$8,232	$8,405	$8,682	$7,915	$8,576
Premiums and deposits	215	208	197	193	190
Surrenders and withdrawals	(140)	(124)	(141)	(116)	(153)
Benefit payments	(7)	(8)	(9)	(10)	(9)

Net Flows	68	76	47	67	28
Investment Performance	297	374	(643)	764	652
Net transfers from (to) general account	(39)	(29)	(29)	(37)	(32)
Policy charges	(147)	(143)	(141)	(140)	(139)
Other	(6)	(1)	(1)	7	(9)

Balance, end of period	$8,405	$8,682	$7,915	$8,576	$9,076

NON-MEDICAL HEALTH
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$911	$—	$—	$—	$—
Premiums and deposits	—	—	—	—	—
Surrenders and withdrawals	(910)	—	—	—	—
Benefit payments	—	—	—	—	—

Net Flows	(910)	—	—	—	—
Investment Performance	(1)	—	—	—	—
Net transfers from (to) general account	—	—	—	—	—
Policy charges	—	—	—	—	—
Other	—	—	—	—	—

Balance, end of period	$—	$—	$—	$—	$—

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation.

U.S. BUSINESS
INSURANCE PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL LIFE SALES BY PRODUCT

OTHER EXPENSES
	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Direct and allocated expenses	$579	$554	$570	$555	$593
Pension and post-retirement benefit costs	69	51	52	52	52
Premium taxes, other taxes, and licenses & fees	75	69	78	76	81

Total fixed operating expenses	$723	$674	$700	$683	$726

Commissions and other variable expenses	351	318	331	315	333

Total other expenses	$1,074	$992	$1,031	$998	$1,059

INDIVIDUAL LIFE SALES BY PRODUCT (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Individual Life Sales
Term Life	$37	$33	$35	$32	$32
Whole Life	34	29	29	28	29
Variable Life	10	9	10	9	8
Universal Life	63	41	44	48	61

Total Individual Life sales (2)	$144	$112	$118	$117	$130

(1)	Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)	Of the $130 million of Individual Life sales during the three months ended December 31, 2010, approximately 40% were distributed through MetLife agents, 14% through New England Financial agents, 44% through MetLife’s third party channels and 2% through other channels.

U.S. BUSINESS
INSURANCE PRODUCTS
SPREAD BY PRODUCT
GROUP LIFE

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2009	2010	2010	2010	2010

Investment income yield	5.02%	5.42%	5.32%	5.54%	5.40%
Average crediting rate	2.18%	2.15%	2.13%	2.08%	2.06%

Annualized general account spread	2.84%	3.27%	3.19%	3.46%	3.34%

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2009	2010	2010	2010	2010

Investment income yield	6.27%	6.28%	6.24%	6.30%	6.44%
Average crediting rate	4.69%	4.47%	4.43%	4.48%	4.63%

Annualized general account spread (1)	1.58%	1.81%	1.81%	1.82%	1.81%

NON-MEDICAL HEALTH

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2009	2010	2010	2010	2010

Investment income yield	6.14%	5.95%	6.23%	5.96%	6.38%
Average crediting rate	4.81%	4.80%	4.80%	4.78%	4.72%

Annualized general account spread	1.33%	1.15%	1.43%	1.18%	1.66%

(1)	This represents the general account spread for Variable and Universal Life, a component of Individual Life.

U.S. BUSINESS
RETIREMENT PRODUCTS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except ratios)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$273	$253	$250	$227	$145	$920	$875
Universal life and investment-type product policy fees	493	513	561	554	606	1,712	2,234
Net investment income	840	852	842	856	845	3,098	3,395
Other revenues	47	49	54	56	61	173	220

Total operating revenues	1,653	1,667	1,707	1,693	1,657	5,903	6,724

OPERATING EXPENSES
Policyholder benefits and dividends	440	543	213	613	510	1,950	1,879
Interest credited to policyholder account balances	426	406	405	394	407	1,688	1,612
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(230)	(234)	(262)	(270)	(301)	(1,067)	(1,067)
Amortization of DAC and VOBA	100	133	372	98	121	424	724
Interest expense on debt	(1)	1	1	2	(1)	—	3
Other expenses	594	562	607	615	653	2,433	2,437

Total operating expenses	1,329	1,411	1,336	1,452	1,389	5,428	5,588

Operating earnings before provision for income tax	324	256	371	241	268	475	1,136
Provision for income tax expense (benefit)	113	89	130	85	93	167	397

Operating earnings	211	167	241	156	175	308	739
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$211	$167	$241	$156	$175	$308	$739

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$211	$167	$241	$156	$175	$308	$739

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(84)	21	70	5	43	(533)	139
Net derivative gains (losses)	(174)	99	520	167	(520)	(1,426)	266
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(63)	(67)	(67)	(67)	(47)	(219)	(248)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	109	(4)	(172)	(9)	150	739	(35)
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	1	(1)	1
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	74	(16)	(125)	(34)	126	504	(49)

Income (loss) from continuing operations, net of income tax	73	200	467	218	(72)	(628)	813
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	5	—

Net income (loss)	73	200	467	218	(72)	(623)	813
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	1	—	1

Net income (loss) attributable to MetLife, Inc.	73	200	467	218	(73)	(623)	812
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$73	$200	$467	$218	$(73)	$(623)	$812

Premiums, Fees and Other Revenues (Operating)	$813	$815	$865	$837	$812	$2,805	$3,329

Lapse Ratio

Fixed Annuities	7.5%	6.8%	6.7%	6.3%	6.0%
Variable Annuities	7.1%	6.8%	6.8%	7.3%	7.3%

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. In the fourth quarter of 2010, management realigned certain income annuity products within the Company’s segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period segment results have been adjusted to reflect such product reclassifications.

U.S. BUSINESS
RETIREMENT PRODUCTS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES (1)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$55,639	$55,081	$54,965	$57,356	$57,485
Premiums and deposits (2), (3)	1,847	1,738	1,828	2,038	1,775
Surrenders and withdrawals	(1,047)	(852)	(834)	(1,160)	(999)
Benefit payments	(447)	(496)	(488)	(480)	(469)

Net Flows	353	390	506	398	307
Net transfers from (to) separate account	(946)	(892)	(689)	(808)	(1,131)
Interest	583	559	561	547	560
Policy charges	(10)	(12)	(14)	(13)	(16)
Other	(538)	(161)	2,027	5	(1,859)

Balance, end of period	$55,081	$54,965	$57,356	$57,485	$55,346

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$82,142	$87,157	$92,603	$87,367	$97,587
Premiums and deposits (2)	2,633	3,004	3,348	3,312	3,978
Surrenders and withdrawals	(1,456)	(1,622)	(1,622)	(1,813)	(1,851)
Benefit payments	(149)	(179)	(193)	(183)	(205)

Net Flows	1,028	1,203	1,533	1,316	1,922
Investment Performance	3,432	3,758	(7,004)	8,549	7,191
Net transfers from (to) general account	946	892	689	808	1,131
Policy charges	(392)	(406)	(454)	(453)	(496)
Other	1	(1)	—	—	—

Balance, end of period	$87,157	$92,603	$87,367	$97,587	$107,335

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. In the fourth quarter of 2010, management realigned certain income annuity products within the Company’s segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period segment results have been adjusted to reflect such product reclassifications.

(2)	Includes company sponsored internal exchanges.

(3)	Includes premiums and deposits directed to the General Account investment option of a variable annuity product.

U.S. BUSINESS
RETIREMENT PRODUCTS
OTHER EXPENSES BY MAJOR CATEGORY AND INDIVIDUAL ANNUITY SALES BY PRODUCT (1)
OTHER EXPENSES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Direct and allocated expenses	$184	$179	$189	$185	180
Pension and post-retirement benefit costs	23	21	22	21	21
Premium taxes, other taxes, and licenses & fees	11	7	8	8	6

Total fixed operating expenses	$218	$207	$219	$214	$207

Commissions and other variable expenses	376	355	388	401	446

Total other expenses	$594	$562	$607	$615	$653

INDIVIDUAL ANNUITY SALES BY PRODUCT (2)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (in millions)	2009	2010	2010	2010	2010

Individual Annuity Sales
Annuities Sales (2)
Fixed annuity sales	$580	$488	$472	$472	$383
Variable annuity sales	3,711	4,037	4,498	4,662	5,129

Total annuity sales (3)	$4,291	$4,525	$4,970	$5,134	$5,512

Separate Account and General Account
Separate Accounts

Total variable annuities separate accounts	$2,518	$2,875	$3,218	$3,178	$3,809

General Accounts
Fixed annuity	580	488	472	472	383
Variable annuity	1,193	1,162	1,280	1,484	1,320

Total general accounts	1,773	1,650	1,752	1,956	1,703

Total premiums and deposits	$4,291	$4,525	$4,970	$5,134	$5,512

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. In the fourth quarter of 2010, management realigned certain income annuity products within the Company’s segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period segment results have been adjusted to reflect such product reclassifications.

(2)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

(3)	Of the $5,512 million of Annuity Sales during the three months ended December 31, 2010, approximately 18% were distributed through MetLife agents, 5% through New England Financial agents, 68% through MetLife’s third party channels, 7% through MetLife Resources representatives, 1% through Retirement & Benefit Funding, and 1% through other distribution channels.

U.S. BUSINESS
RETIREMENT PRODUCTS
SPREAD
DEFERRED ANNUITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2009	2010	2010	2010	2010

Investment income yield	5.92%	6.19%	6.07%	6.36%	6.47%
Average crediting rate	3.85%	3.75%	3.69%	3.68%	3.65%

Annualized general account spread	2.07%	2.44%	2.38%	2.68%	2.82%

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$822	$671	$474	$402	$391	$2,264	$1,938
Universal life and investment-type product policy fees	41	55	56	58	57	176	226
Net investment income	1,189	1,191	1,234	1,216	1,313	4,527	4,954
Other revenues	67	63	59	59	65	238	246

Total operating revenues	2,119	1,980	1,823	1,735	1,826	7,205	7,364

OPERATING EXPENSES
Policyholder benefits and dividends	1,342	1,173	979	963	926	4,245	4,041
Interest credited to policyholder account balances	375	355	364	380	346	1,632	1,445
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(1)	(8)	(3)	(6)	(2)	(14)	(19)
Amortization of DAC and VOBA	3	4	4	4	4	15	16
Interest expense on debt	—	1	1	1	3	3	6
Other expenses	120	116	117	113	114	456	460

Total operating expenses	1,839	1,641	1,462	1,455	1,391	6,337	5,949

Operating earnings before provision for income tax	280	339	361	280	435	868	1,415
Provision for income tax expense (benefit)	93	119	126	98	152	288	495

Operating earnings	187	220	235	182	283	580	920
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$187	$220	$235	$182	$283	$580	$920

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$187	$220	$235	$182	$283	$580	$920

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(59)	41	16	54	65	(1,486)	176
Net derivative gains (losses)	(70)	(65)	27	(244)	89	(421)	(193)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	52	53	47	48	48	196	196
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	(2)	(1)	(2)	—	—	(8)	(3)
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	(4)	(37)	(31)	30	(69)	(42)
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	3	(1)	(5)	(8)	4	(11)
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	1	1	1	—	1	2	3
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	25	(12)	(23)	64	(73)	621	(44)

Income (loss) from continuing operations, net of income tax	135	236	263	68	435	(581)	1,002
Income (loss) from discontinued operations, net of income tax	4	1	7	1	3	8	12

Net income (loss)	139	237	270	69	438	(573)	1,014
Less: Net income (loss) attributable to noncontrolling interest	1	—	1	—	1	1	2

Net income (loss) attributable to MetLife, Inc.	138	237	269	69	437	(574)	1,012
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$138	$237	$269	$69	$437	$(574)	$1,012

Premiums, Fees and Other Revenues (Operating)	$930	$789	$589	$519	$513	$2,678	$2,410

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. In the fourth quarter of 2010, management realigned certain income annuity products within the Company’s segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period segment results have been adjusted to reflect such product reclassifications.

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES (1)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$93,657	$92,899	$95,796	$95,475	$97,929
Premiums and deposits	9,755	11,588	12,013	12,351	13,947
Surrenders and withdrawals	(10,463)	(8,851)	(13,432)	(11,707)	(13,124)
Benefit payments	(689)	(683)	(702)	(774)	(707)

Net Flows	(1,397)	2,054	(2,121)	(130)	116
Net transfers from (to) separate account	58	16	(59)	(98)	(12)
Interest	984	972	984	1,002	982
Policy charges	(20)	(32)	(34)	(30)	(25)
Other	(383)	(113)	909	1,710	(2,030)

Balance, end of period	$92,899	$95,796	$95,475	$97,929	$96,960

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Balance, beginning of period	$45,973	$45,688	$48,781	$49,885	$56,670
Premiums and deposits	1,748	2,061	1,240	4,835	1,811
Surrenders and withdrawals	(1,360)	(1,504)	(1,250)	(1,637)	(1,189)
Benefit payments	(12)	(10)	(17)	(9)	(15)

Net Flows	376	547	(27)	3,189	607
Investment Performance	382	1,046	505	2,062	205
Net transfers from (to) general account	(58)	(16)	59	98	12
Policy charges	(57)	(61)	(50)	(57)	(61)
Other	(928)	1,577	617	1,493	(862)

Balance, end of period	$45,688	$48,781	$49,885	$56,670	$56,571

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. In the fourth quarter of 2010, management realigned certain income annuity products within the Company’s segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period segment results have been adjusted to reflect such product reclassifications.

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Direct and allocated expenses	$59	$49	$64	$54	$65
Pension and post-retirement benefit costs	14	10	11	12	11
Premium taxes, other taxes, and licenses & fees	4	3	5	5	1

Total fixed operating expenses	$77	$62	$80	$71	$77

Commissions and other variable expenses	43	54	37	42	37

Total other expenses	$120	$116	$117	$113	$114

(1)	Certain amounts in the prior periods have been reclassified to conform with the current period segment presentation. In the fourth quarter of 2010, management realigned certain income annuity products within the Company’s segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period segment results have been adjusted to reflect such product reclassifications.

U.S. BUSINESS
CORPORATE BENEFIT FUNDING
SPREAD

CORPORATE BENEFIT FUNDING	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2009	2010	2010	2010	2010

Investment income yield	4.96%	5.04%	5.16%	5.19%	5.39%
Average crediting rate	4.13%	4.00%	4.04%	4.16%	3.83%

Annualized general account spread	0.83%	1.04%	1.12%	1.03%	1.56%

U.S. BUSINESS
AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$727	$714	$723	$740	$746	$2,902	$2,923
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	46	53	52	51	53	180	209
Other revenues	11	(2)	8	8	8	33	22

Total operating revenues	784	765	783	799	807	3,115	3,154

OPERATING EXPENSES
Policyholder benefits and dividends (1)	478	494	506	506	515	1,932	2,021
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(106)	(104)	(117)	(118)	(109)	(435)	(448)
Amortization of DAC and VOBA	108	107	111	110	111	436	439
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	194	179	193	200	197	764	769

Total operating expenses	674	676	693	698	714	2,697	2,781

Operating earnings before provision for income tax	110	89	90	101	93	418	373
Provision for income tax expense (benefit)	26	17	17	20	19	96	73

Operating earnings	84	72	73	81	74	322	300
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$84	$72	$73	$81	$74	$322	$300

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$84	$72	$73	$81	$74	$322	$300
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	5	(1)	1	(3)	(4)	(41)	(7)
Net derivative gains (losses)	—	—	(3)	(4)	6	39	(1)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA - related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt - related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(2)	—	1	2	—	1	3

Income (loss) from continuing operations, net of income tax	87	71	72	76	76	321	295
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	87	71	72	76	76	321	295
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	87	71	72	76	76	321	295
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$87	$71	$72	$76	$76	$321	$295

Premiums, Fees and Other Revenues (Operating)	$738	$712	$731	$748	$754	$2,935	$2,945

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — AUTO
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$495	$484	$489	$500	$500	$1,991	$1,973
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	29	34	34	32	35	112	135
Other revenues	4	4	5	5	5	17	19

Total operating revenues	528	522	528	537	540	2,120	2,127

OPERATING EXPENSES
Policyholder benefits and dividends (1)	373	336	320	355	375	1,392	1,386
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(65)	(68)	(76)	(78)	(69)	(287)	(291)
Amortization of DAC and VOBA	68	69	74	74	70	287	287
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	128	120	127	130	129	505	506

Total operating expenses	504	457	445	481	505	1,897	1,888

Operating earnings before provision for income tax	24	65	83	56	35	223	239
Provision for income tax expense (benefit)	—	13	21	10	3	46	47

Operating earnings	24	52	62	46	32	177	192
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$24	$52	$62	$46	$32	$177	$192

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$24	$52	$62	$46	$32	$177	$192

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	(1)	1	(2)	(3)	(27)	(5)
Net derivative gains (losses)	1	—	(2)	(2)	3	25	(1)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:

Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(1)	—	1	1	—	1	2

Income (loss) from continuing operations, net of income tax	25	51	62	43	32	176	188
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	25	51	62	43	32	176	188
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	25	51	62	43	32	176	188
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$25	$51	$62	$43	$32	$176	$188

Premiums, Fees and Other Revenues (Operating)	$499	$488	$494	$505	$505	$2,008	$1,992

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME — HOMEOWNERS & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums (1)	$232	$230	$234	$240	$246	$911	$950
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	17	19	18	19	18	68	74
Other revenues	7	(6)	3	3	3	16	3

Total operating revenues	256	243	255	262	267	995	1,027

OPERATING EXPENSES
Policyholder benefits and dividends (1)	105	158	186	151	140	540	635
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(41)	(36)	(41)	(40)	(40)	(148)	(157)
Amortization of DAC and VOBA	40	38	37	36	41	149	152
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	66	59	66	70	68	259	263

Total operating expenses	170	219	248	217	209	800	893

Operating earnings before provision for income tax	86	24	7	45	58	195	134
Provision for income tax expense (benefit)	26	4	(4)	10	16	50	26

Operating earnings	60	20	11	35	42	145	108
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$60	$20	$11	$35	$42	$145	$108

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$60	$20	$11	$35	$42	$145	$108

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	4	—	—	(1)	(1)	(14)	(2)
Net derivative gains (losses)	(1)	—	(1)	(2)	3	14	—
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:

Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(1)	—	—	1	—	—	1

Income (loss) from continuing operations, net of income tax	62	20	10	33	44	145	107
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	62	20	10	33	44	145	107
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	62	20	10	33	44	145	107
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$62	$20	$10	$33	$44	$145	$107

Premiums, Fees and Other Revenues (Operating)	$239	$224	$237	$243	$249	$927	$953

(1)	Premiums reflect earned premiums and policyholder benefits and dividends includes losses and loss adjustment expense.

U.S. BUSINESS
AUTO & HOME
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions, except ratios)	2009	2010	2010	2010	2010

Net Written Premiums by Product
Automobile	$475	$486	$509	$513	$489
Homeowners	212	190	242	254	229
Other	11	21	13	13	11

Total	$698	$697	$764	$780	$729

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	65.6%	69.5%	69.8%	68.3%	69.1%
Policyholder benefits and dividends	0.1%	(0.3%)	0.1%	0.0%	0.1%
Other expense ratio	27.2%	25.5%	26.0%	25.9%	26.6%
Payment fees credit	(0.6%)	(0.6%)	(0.6%)	(0.6%)	(0.6%)

Total combined ratio	92.3%	94.1%	95.3%	93.6%	95.2%
Effect of catastrophe losses	0.5%	5.3%	9.8%	5.4%	5.2%

Combined ratio excluding catastrophes	91.8%	88.8%	85.5%	88.2%	90.0%

Auto
Loss and loss adjustment expense ratio	75.5%	69.8%	65.3%	71.0%	74.7%
Policyholder benefits and dividends	0.1%	(0.3%)	0.1%	0.0%	0.1%
Other expense ratio	26.7%	25.0%	25.6%	25.1%	26.2%
Payment fees credit	(0.7%)	(0.7%)	(0.7%)	(0.6%)	(0.6%)

Total combined ratio	101.6%	93.8%	90.3%	95.5%	100.4%
Effect of catastrophe losses	(0.2%)	0.5%	1.8%	0.7%	1.1%

Combined ratio excluding catastrophes	101.8%	93.3%	88.5%	94.8%	99.3%

Homeowners & Other
Loss and loss adjustment expense ratio	44.7%	68.7%	79.3%	62.6%	57.4%
Policyholder benefits and dividends	0.1%	(0.3%)	0.1%	0.0%	0.1%
Other expense ratio	28.2%	26.7%	26.8%	27.5%	27.3%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)

Total combined ratio	72.6%	94.7%	105.8%	89.7%	84.4%
Effect of catastrophe losses	1.9%	15.3%	26.6%	15.4%	13.5%

Combined ratio excluding catastrophes	70.7%	79.4%	79.2%	74.3%	70.9%

Pre-Tax Catastrophe Losses
Auto	$(1)	$3	$8	$3	$6
Homeowners & Other	5	35	63	37	33

Total	$4	$38	$71	$40	$39

Catastrophe points on combined ratio	0.5	5.3	9.8	5.4	5.2

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	December 31, 2009	December 31, 2010

OPERATING REVENUES
Premiums	$821	$893	$895	$956	$1,703	$3,187	$4,447
Universal life and investment-type product policy fees	403	291	315	302	421	1,061	1,329
Net investment income	271	450	297	474	482	1,193	1,703
Other revenues	6	1	4	7	23	14	35

Total operating revenues	1,501	1,635	1,511	1,739	2,629	5,455	7,514

OPERATING EXPENSES
Policyholder benefits and dividends	807	838	839	852	1,194	2,660	3,723
Interest credited to policyholder account balances	146	151	42	244	246	581	683
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(181)	(192)	(168)	(180)	(428)	(630)	(968)
Amortization of DAC and VOBA	143	105	115	110	207	415	537
Interest expense on debt	2	1	2	(1)	1	8	3
Other expenses	544	522	493	519	1,004	1,797	2,538

Total operating expenses	1,461	1,425	1,323	1,544	2,224	4,831	6,516

Operating earnings before provision for income tax	40	210	188	195	405	624	998
Provision for income tax expense (benefit)	19	59	43	4	100	161	206

Operating earnings	21	151	145	191	305	463	792
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$21	$151	$145	$191	$305	$463	$792

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$21	$151	$145	$191	$305	$463	$792

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(27)	(35)	6	(239)	(5)	(105)	(273)
Net derivative gains (losses)	(255)	6	260	(109)	(648)	(798)	(491)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(10)	(8)	(14)	(11)	(4)	(13)	(37)
Equity method operating joint ventures	(45)	(5)	(97)	—	(28)	(156)	(130)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	211	—	211
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	2	(19)	(114)	(138)	12	(5)	(259)
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	(211)	—	(211)
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	7	—	7
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(11)	(3)	(8)	4	(1)	(32)	(8)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	107	24	(106)	169	181	366	268

Income (loss) from continuing operations, net of income tax	(218)	111	72	(133)	(181)	(280)	(131)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(218)	111	72	(133)	(181)	(280)	(131)
Less: Net income (loss) attributable to noncontrolling interest	(9)	(2)	(8)	4	1	(28)	(5)

Net income (loss) attributable to MetLife, Inc.	(209)	113	80	(137)	(182)	(252)	(126)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(209)	$113	$80	$(137)	$(182)	$(252)	$(126)

Premiums, Fees and Other Revenues (Operating)	$1,230	$1,185	$1,214	$1,265	$2,147	$4,262	$5,811

INTERNATIONAL — LATIN AMERICA
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$429	$454	$461	$519	$488	$1,563	$1,922
Universal life and investment-type product policy fees	156	150	157	150	169	547	626
Net investment income	119	280	246	230	164	622	920
Other revenues	2	1	2	3	6	7	12

Total operating revenues	706	885	866	902	827	2,739	3,480

OPERATING EXPENSES
Policyholder benefits and dividends	438	486	468	486	363	1,413	1,803
Interest credited to policyholder account balances	86	90	83	108	87	331	368
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(45)	(49)	(53)	(57)	(63)	(160)	(222)
Amortization of DAC and VOBA	27	37	35	29	45	115	146
Interest expense on debt	—	—	2	(1)	—	—	1
Other expenses	209	202	201	224	245	650	872

Total operating expenses	715	766	736	789	677	2,349	2,968

Operating earnings before provision for income tax	(9)	119	130	113	150	390	512
Provision for income tax expense (benefit)	12	34	29	4	23	122	90

Operating earnings	(21)	85	101	109	127	268	422
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(21)	$85	$101	$109	$127	$268	$422

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(21)	$85	$101	$109	$127	$268	$422

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	8	(1)	(6)	(14)	(5)	(61)	(26)
Net derivative gains (losses)	27	(12)	(17)	38	12	79	21
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(3)	(1)	(6)	1	(3)	7	(9)
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	21	—	21
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	2	(19)	(114)	(138)	7	(5)	(264)
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	(21)	—	(21)
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(5)	13	38	33	(23)	(3)	61

Income (loss) from continuing operations, net of income tax	8	65	(4)	29	115	285	205
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	8	65	(4)	29	115	285	205
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	8	65	(4)	29	115	285	205
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$8	$65	$(4)	$29	$115	$285	$205

Premiums, Fees and Other Revenues (Operating)	$587	$605	$620	$672	$663	$2,117	$2,560

INTERNATIONAL — ASIA PACIFIC
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$281	$334	$352	$350	$379	$1,252	$1,415
Universal life and investment-type product policy fees	230	120	135	126	145	462	526
Net investment income	131	117	64	165	104	454	450
Other revenues	1	—	1	2	4	2	7

Total operating revenues	643	571	552	643	632	2,170	2,398

OPERATING EXPENSES
Policyholder benefits and dividends	323	308	346	325	359	1,126	1,338
Interest credited to policyholder account balances	41	14	(22)	64	9	150	65
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(90)	(92)	(89)	(93)	(119)	(312)	(393)
Amortization of DAC and VOBA	105	56	67	71	75	258	269
Interest expense on debt	1	—	—	—	—	4	—
Other expenses	185	185	176	185	221	640	767

Total operating expenses	565	471	478	552	545	1,866	2,046

Operating earnings before provision for income tax	78	100	74	91	87	304	352
Provision for income tax expense (benefit)	13	26	16	7	12	50	61

Operating earnings	65	74	58	84	75	254	291
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$74	$58	$84	$75	$254	$291

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$65	$74	$58	$84	$75	$254	$291

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(34)	6	11	(220)	103	(47)	(100)
Net derivative gains (losses)	(282)	20	279	(143)	(459)	(882)	(303)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(7)	(7)	(8)	(12)	(1)	(20)	(28)
Equity method operating joint ventures	(45)	(5)	(97)	—	(28)	(156)	(130)
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	24	—	24
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	(24)	—	(24)
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	—	—	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	112	10	(145)	136	139	371	140

Income (loss) from continuing operations, net of income tax	(191)	98	98	(155)	(171)	(480)	(130)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(191)	98	98	(155)	(171)	(480)	(130)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(191)	98	98	(155)	(171)	(480)	(130)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(191)	$98	$98	$(155)	$(171)	$(480)	$(130)

Premiums, Fees and Other Revenues (Operating)	$512	$454	$488	$478	$528	$1,716	$1,948

INTERNATIONAL — EUROPE AND MIDDLE EAST
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$111	$105	$82	$87	$89	$372	$363
Universal life and investment-type product policy fees	17	21	23	26	33	52	103
Net investment income	21	53	(13)	79	9	117	128
Other revenues	3	—	1	2	(2)	5	1

Total operating revenues	152	179	93	194	129	546	595

OPERATING EXPENSES
Policyholder benefits and dividends	46	44	25	41	34	121	144
Interest credited to policyholder account balances	19	47	(19)	72	5	100	105
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	(46)	(51)	(26)	(30)	(31)	(158)	(138)
Amortization of DAC and VOBA	11	12	13	10	16	42	51
Interest expense on debt	1	1	—	—	1	4	2
Other expenses	150	135	116	110	115	507	476

Total operating expenses	181	188	109	203	140	616	640

Operating earnings before provision for income tax	(29)	(9)	(16)	(9)	(11)	(70)	(45)
Provision for income tax expense (benefit)	(6)	(1)	(2)	(7)	—	(11)	(10)

Operating earnings	(23)	(8)	(14)	(2)	(11)	(59)	(35)
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(23)	$(8)	$(14)	$(2)	$(11)	$(59)	$(35)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(23)	$(8)	$(14)	$(2)	$(11)	$(59)	$(35)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(1)	(40)	1	(5)	(96)	3	(140)
Net derivative gains (losses)	—	(2)	(2)	(4)	(20)	5	(28)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	69	—	69
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	(69)	—	(69)
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	(11)	(3)	(8)	4	2	(32)	(5)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	1	1	—	2	(2)	4

Income (loss) from continuing operations, net of income tax	(35)	(52)	(22)	(7)	(123)	(85)	(204)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	(35)	(52)	(22)	(7)	(123)	(85)	(204)
Less: Net income (loss) attributable to noncontrolling interest	(9)	(2)	(8)	4	2	(28)	(4)

Net income (loss) attributable to MetLife, Inc.	(26)	(50)	(14)	(11)	(125)	(57)	(200)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$(26)	$(50)	$(14)	$(11)	$(125)	$(57)	$(200)

Premiums, Fees and Other Revenues (Operating)	$131	$126	$106	$115	$120	$429	$467

INTERNATIONAL — ALICO (1)
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$747	$—	$747
Universal life and investment-type product policy fees	—	—	—	—	74	—	74
Net investment income	—	—	—	—	205	—	205
Other revenues	—	—	—	—	15	—	15

Total operating revenues	—	—	—	—	1,041	—	1,041

OPERATING EXPENSES
Policyholder benefits and dividends	—	—	—	—	438	—	438
Interest credited to policyholder account balances	—	—	—	—	145	—	145
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	(215)	—	(215)
Amortization of DAC and VOBA	—	—	—	—	71	—	71
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	423	—	423

Total operating expenses	—	—	—	—	862	—	862

Operating earnings before provision for income tax	—	—	—	—	179	—	179
Provision for income tax expense (benefit)	—	—	—	—	65	—	65

Operating earnings	—	—	—	—	114	—	114
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$—	$—	$—	$—	$114	$—	$114

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$—	$—	$—	$—	$114	$—	$114

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	—	—	—	—	(7)	—	(7)
Net derivative gains (losses)	—	—	—	—	(181)	—	(181)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	97	—	97
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	5	—	5
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	(97)	—	(97)
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	7	—	7
Interest expense on debt — related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	—	—	—	—	(3)	—	(3)
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	—	—	—	63	—	63

Income (loss) from continuing operations, net of income tax	—	—	—	—	(2)	—	(2)
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	—	—	—	—	(2)	—	(2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(1)	—	(1)

Net income (loss) attributable to MetLife, Inc.	—	—	—	—	(1)	—	(1)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$—	$—	$—	$—	$(1)	$—	$(1)

Premiums, Fees and Other Revenues (Operating)	$—	$—	$—	$—	$836	$—	$836

(1)	MetLife, Inc. completed the acquisition of ALICO on November 1, 2010. The results of ALICO are presented from November 1, 2010 through November 30, 2010.

BANKING, CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$8	$—	$3	$3	$5	$19	$11
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	171	243	223	225	301	477	992
Other revenues	270	213	231	309	291	1,092	1,044

Total operating revenues	449	456	457	537	597	1,588	2,047

OPERATING EXPENSES
Policyholder benefits and dividends	1	(5)	(2)	(4)	(3)	4	(14)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	43	39	36	33	29	163	137
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	1	—	—	(1)	2	3	1
Interest expense on debt	265	261	262	292	311	1,027	1,126
Other expenses	421	274	273	278	330	1,336	1,155

Total operating expenses	731	569	569	598	669	2,533	2,405

Operating earnings before provision for income tax	(282)	(113)	(112)	(61)	(72)	(945)	(358)
Provision for income tax expense (benefit)	(203)	(69)	(102)	(14)	(115)	(617)	(300)

Operating earnings	(79)	(44)	(10)	(47)	43	(328)	(58)
Preferred stock dividends	31	30	31	30	31	122	122

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(110)	$(74)	$(41)	$(77)	$12	$(450)	$(180)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(79)	$(44)	$(10)	$(47)	$43	$(328)	$(58)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	(8)	(102)	(228)	(192)	(269)	(530)
Net derivative gains (losses)	(30)	(19)	72	(140)	26	(474)	(61)
Universal life and investment-type product policy fees - amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	9	8	8	4	5	22	25
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	13	—	—	13
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	106	103	103	99	—	411
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA - related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt - related to certain consolidated securitization entities	—	(106)	(103)	(103)	(99)	—	(411)
Other expenses:
Noncontrolling interest	2	1	(5)	—	—	(7)	(4)
Business combination costs	2	(29)	(36)	(46)	(101)	(31)	(212)
Provision for income tax (expense) benefit	89	17	24	136	77	354	254

Income (loss) from continuing operations, net of income tax	(6)	(74)	(49)	(308)	(142)	(733)	(573)
Income (loss) from discontinued operations, net of income tax	(4)	—	—	(3)	—	6	(3)

Net income (loss)	(10)	(74)	(49)	(311)	(142)	(727)	(576)
Less: Net income (loss) attributable to noncontrolling interest	1	1	(3)	—	—	(5)	(2)

Net income (loss) attributable to MetLife, Inc.	(11)	(75)	(46)	(311)	(142)	(722)	(574)
Less: Preferred stock dividends	31	30	31	30	31	122	122

Net income (loss) available to MetLife, Inc.’s common shareholders	$(42)	$(105)	$(77)	$(341)	$(173)	$(844)	$(696)

Premiums, Fees and Other Revenues (Operating)	$278	$213	$234	$312	$296	$1,111	$1,055

BANKING, CORPORATE & OTHER — BANKING
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	119	108	113	117	128	484	466
Other revenues	258	191	224	293	227	1,048	935

Total operating revenues	377	299	337	410	355	1,532	1,401

OPERATING EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	43	39	36	33	29	163	137
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	13	12	12	17	22	56	63
Other expenses	214	160	179	193	246	823	778

Total operating expenses	270	211	227	243	297	1,042	978

Operating earnings before provision for income tax	107	88	110	167	58	490	423
Provision for income tax expense (benefit)	42	35	43	66	12	192	156

Operating earnings	65	53	67	101	46	298	267
Preferred stock dividends	—	—	—	—	—	—	—

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$53	$67	$101	$46	$298	$267

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$65	$53	$67	$101	$46	$298	$267

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(17)	(5)	(7)	(18)	(6)	(129)	(36)
Net derivative gains (losses)	(1)	(7)	(32)	(9)	7	(1)	(41)
Universal life and investment-type product policy fees - amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	1	—	—	—	—	2	—
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	—	—	—	—
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	—	—	—	—	—	—
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA - related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt - related to certain consolidated securitization entities	—	—	—	—	—	—	—
Other expenses:
Noncontrolling interest	1	—	1	(1)	—	2	—
Business combination costs	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	8	5	15	11	(3)	51	28

Income (loss) from continuing operations, net of income tax	57	46	44	84	44	223	218
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss)	57	46	44	84	44	223	218
Less: Net income (loss) attributable to noncontrolling interest	—	—	1	(1)	—	1	—

Net income (loss) attributable to MetLife, Inc.	57	46	43	85	44	222	218
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$57	$46	$43	$85	$44	$222	$218

Premiums, Fees and Other Revenues (Operating)	$258	$191	$224	$293	$227	$1,048	$935

BANKING, CORPORATE & OTHER — CORPORATE & OTHER
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010	2009	2010

OPERATING REVENUES
Premiums	$8	$—	$3	$3	$5	$19	$11
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	52	135	110	108	173	(7)	526
Other revenues	12	22	7	16	64	44	109

Total operating revenues	72	157	120	127	242	56	646

OPERATING EXPENSES
Policyholder benefits and dividends	1	(5)	(2)	(4)	(3)	4	(14)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	1	—	—	(1)	2	3	1
Interest expense on debt	252	249	250	275	289	971	1,063
Other expenses	207	114	94	85	84	513	377

Total operating expenses	461	358	342	355	372	1,491	1,427

Operating earnings before provision for income tax	(389)	(201)	(222)	(228)	(130)	(1,435)	(781)
Provision for income tax expense (benefit)	(245)	(104)	(145)	(80)	(127)	(809)	(456)

Operating earnings	(144)	(97)	(77)	(148)	(3)	(626)	(325)
Preferred stock dividends	31	30	31	30	31	122	122

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(175)	$(127)	$(108)	$(178)	$(34)	$(748)	$(447)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP

Operating earnings	$(144)	$(97)	$(77)	$(148)	$(3)	$(626)	$(325)

Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	18	(3)	(95)	(210)	(186)	(140)	(494)
Net derivative gains (losses)	(29)	(12)	104	(131)	19	(473)	(20)
Universal life and investment-type product policy fees — amortization of unearned revenue related to NIGL and NDGL	—	—	—	—	—	—	—
Net investment income:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	8	8	8	4	5	20	25
Equity method operating joint ventures	—	—	—	—	—	—	—
Real estate discontinued operations	—	—	—	13	—	—	13
Net investment income related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Net investment income related to certain consolidated securitization entities	—	106	103	103	99	—	411
Policyholder benefits and dividends:
Changes in policyholder dividend obligations related to NIGL and NDGL	—	—	—	—	—	—	—
Changes in asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities	—	—	—	—	—	—	—
Interest credited to policyholder account balances:
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	—	—	—	—	—	—	—
Interest credited to policyholder account balances related to contractholder-directed unit-linked investments	—	—	—	—	—	—	—
Amortization of DAC and VOBA — related to NIGL and NDGL	—	—	—	—	—	—	—
Interest expense on debt — related to certain consolidated securitization entities	—	(106)	(103)	(103)	(99)	—	(411)
Other expenses:
Noncontrolling interest	1	1	(6)	1	—	(9)	(4)
Business combination costs	2	(29)	(36)	(46)	(101)	(31)	(212)
Provision for income tax (expense) benefit	81	12	9	125	80	303	226

Income (loss) from continuing operations, net of income tax	(63)	(120)	(93)	(392)	(186)	(956)	(791)
Income (loss) from discontinued operations, net of income tax	(4)	—	—	(3)	—	6	(3)

Net income (loss)	(67)	(120)	(93)	(395)	(186)	(950)	(794)
Less: Net income (loss) attributable to noncontrolling interest	1	1	(4)	1	—	(6)	(2)

Net income (loss) attributable to MetLife, Inc.	(68)	(121)	(89)	(396)	(186)	(944)	(792)
Less: Preferred stock dividends	31	30	31	30	31	122	122

Net income (loss) available to MetLife, Inc.’s common shareholders	$(99)	$(151)	$(120)	$(426)	$(217)	$(1,066)	$(914)

Premiums, Fees and Other Revenues (Operating)	$20	$22	$10	$19	$69	$63	$120

BANKING, CORPORATE & OTHER — BANKING (1)
SUPPLEMENTAL INFORMATION

	At or For the Three Months Ended					At or For the Year Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions, except ratios)	2009	2010	2010	2010	2010	2009	2010

The following supplemental information for MetLife Bank is presented in accordance with the quarterly call report regulatory filing:

Income Statement
Net interest income, net of interest expense	$64	$58	$64	$67	$79	$263	$268
Provision for credit losses	6	(4)	—	(11)	(3)	(77)	(18)
Non interest income	242	185	192	281	233	1,013	891
Non interest expense	(220)	(163)	(185)	(197)	(250)	(835)	(795)

Income before taxes	92	76	71	140	59	364	346
Income tax expense	35	30	28	55	15	142	128

Net income (loss) available to MetLife, Inc.’s common shareholders	$57	$46	$43	$85	$44	$222	$218

Selected Balance Sheet Accounts

Loans Held-for-Investment:
Commercial Loans & Mortgages	$2,079	$2,104	$2,113	$2,320	$2,435
Consumer	834	938	1,194	1,289	1,532
Agriculture	173	174	189	215	205

Total Loans	3,086	3,216	3,496	3,824	4,172

Allowance for Loan Losses	(93)	(73)	(71)	(62)	(65)

Total Loans Held-for-Investments (Net)	$2,993	$3,143	$3,425	$3,762	$4,107

Net Charge-offs	$2	$24	$1	$20	$1	$15	$46

Loans Held-for-Sale	$2,728	$2,003	$2,629	$2,837	$3,321

Total Assets	$14,107	$13,573	$14,549	$16,576	$16,310

Total Deposits	$10,211	$10,032	$9,790	$9,362	$10,317

Key Ratios & Statistics

Tier 1 Common Equity	$897	$947	$1,011	$1,093	$1,113
Tier 1 Capital	$898	$948	$1,013	$1,093	$1,163
Risk Weighted Assets	$7,381	$6,909	$7,221	$8,069	$8,209

Tier 1 Common Equity Ratio	12.15%	13.71%	14.00%	13.54%	13.56%
Tier 1 Capital Ratio	12.16%	13.73%	14.03%	13.54%	14.16%
Total Capital Ratio	13.41%	14.83%	15.06%	14.34%	15.00%
Tier 1 Leverage Ratio	6.64%	7.05%	7.38%	7.27%	7.14%

Net Interest Margin	1.98%	1.91%	2.02%	1.94%	2.07%	2.13%	1.98%

Allowance / Total Loans	3.01%	2.27%	2.04%	1.63%	1.57%
Allowance / Non Performing Assets	113.00%	162.00%	176.00%	144.00%	148.00%

(1)	All amounts on this page relate to MetLife Bank only.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Fixed Maturity Securities
Yield (1)	5.59%	5.73%	5.33%	5.79%	5.30%
Investment income (2), (3)	$2,973	$3,134	$2,959	$3,257	$3,300
Investment gains (losses) (3)	(221)	(67)	(126)	(65)	3
Ending carrying value (2), (3)	230,026	242,331	249,249	264,320	327,878

Mortgage Loans
Yield (1)	5.50%	5.40%	5.55%	5.54%	5.55%
Investment income (3), (4)	686	672	695	712	744
Investment gains (losses) (3)	(42)	(28)	11	37	2
Ending carrying value (3)	50,909	50,371	51,144	52,845	55,536

Real Estate and Real Estate Joint Ventures
Yield (1)	(5.64%)	(2.11%)	3.15%	2.80%	0.59%
Investment income	(98)	(36)	54	48	11
Investment gains (losses) (3)	7	(22)	(17)	(1)	—
Ending carrying value	6,896	6,866	6,841	6,990	8,030

Policy Loans
Yield (1)	6.67%	7.04%	6.25%	6.18%	6.03%
Investment income	167	178	159	157	163
Ending carrying value	10,061	10,146	10,180	10,230	11,914

Equity Securities
Yield (1)	6.13%	3.39%	5.40%	2.74%	6.00%
Investment income	47	25	39	19	45
Investment gains (losses)	31	27	74	(1)	4
Ending carrying value	3,084	3,066	2,741	2,865	3,606

Other Limited Partnership Interests
Yield (1)	16.90%	18.85%	11.13%	11.48%	18.49%
Investment income	227	265	161	170	283
Investment gains (losses)	—	(1)	(10)	(4)	(3)
Ending carrying value	5,508	5,753	5,856	5,948	6,416

Cash and Short-term Investments
Yield (1)	0.34%	0.36%	0.37%	0.41%	0.63%
Investment income	14	13	15	20	33
Investment gains (losses)	1	1	—	—	1
Ending carrying value (3)	18,486	17,183	20,421	26,100	22,394

Other Invested Assets (5)
Investment income	95	154	166	75	96
Investment gains (losses) (3)	11	58	17	(67)	(16)
Ending carrying value	12,709	12,327	15,584	16,571	15,430

Total Investments
Investment income yield (1)	5.21%	5.53%	5.23%	5.31%	5.13%
Investment fees and expenses yield	(0.14)	(0.14)	(0.13)	(0.14)	(0.14)

Net Investment Income Yield (1), (3)	5.07%	5.39%	5.10%	5.17%	4.99%

Investment income	4,111	4,405	4,248	4,458	4,675
Investment fees and expenses	(111)	(112)	(105)	(121)	(127)

Net Investment Income (3)	$4,000	$4,293	$4,143	$4,337	$4,548

Ending Carrying Value (3)	$337,679	$348,043	$362,016	$385,869	$451,204

Gross investment gains	$288	$274	$413	$212	$301
Gross investment losses	(204)	(157)	(292)	(215)	(184)
Writedowns	(297)	(149)	(172)	(98)	(126)

Investment Portfolio Gains (Losses) (3)	(213)	(32)	(51)	(101)	(9)
Investment portfolio gains (losses) income tax benefit (provision)	143	8	11	29	5

Investment Portfolio Gains (Losses), Net of Income Tax	(70)	(24)	(40)	(72)	(4)

Derivative Gains (Losses) (3)	(855)	(10)	1,322	(311)	(1,615)
Derivative gains (losses) income tax benefit (provision)	298	11	(540)	121	568

Derivative Gains (Losses), Net of Income Tax	$(557)	$1	$782	$(190)	$(1,047)

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investments associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”); and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(2)	Fixed maturity securities includes $2,384 million, $2,765 million, $2,901 million, $3,756 million and $594 million in ending carrying value, and $90 million, $79 million, ($56) million, $194 million and $17 million of investment income related to trading securities at or for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million at December 31, 2010; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading securities (included within fixed maturity securities in the yield table above) of $274 million, $257 million, $231 million and $201 million, mortgage loans of $7,065 million, $7,107 million, $7,093 million and $6,840 million and cash and short-term investments of $38 million, $27 million, $47 million and $39 million at March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively; 3) Net investment income adjustments as presented on page 4 within the Net Income Reconciliation; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Three Months Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Investment portfolio gains (losses) — in above yield table	$(213)	$(32)	$(51)	$(101)	$(9)
Real estate discontinued operations	(8)	—	(10)	—	(4)
Net investment gains (losses) related to CSEs	—	10	(2)	16	(18)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	105	53	50	(257)	(37)

Net investment gains (losses) — GAAP basis	$(116)	$31	$(13)	$(342)	$(68)

	For the Three Months Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Derivative gains (losses) — in above yield table	$(855)	$(10)	$1,322	$(311)	$(1,615)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	29	49	61	62	36
Equity method operating joint ventures	45	5	97	—	28
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(1)	(3)	1	5	8

Net derivative gains (losses) — GAAP basis	$(782)	$41	$1,481	$(244)	$(1,543)

(4)	Investment income includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Fixed Maturity Securities
Yield (1)	5.77%	5.73%	5.53%	5.62%	5.53%
Investment income (2), (3)	$11,899	$3,134	$6,093	$9,350	$12,650
Investment gains (losses) (3)	(1,663)	(67)	(193)	(258)	(255)
Ending carrying value (2), (3)	230,026	242,331	249,249	264,320	327,878

Mortgage Loans
Yield (1)	5.38%	5.40%	5.47%	5.49%	5.51%
Investment income (3), (4)	2,735	672	1,367	2,079	2,823
Investment gains (losses) (3)	(442)	(28)	(17)	20	22
Ending carrying value (3)	50,909	50,371	51,144	52,845	55,536

Real Estate and Real Estate Joint Ventures
Yield (1)	(7.47%)	(2.11%)	0.52%	1.28%	1.10%
Investment income	(541)	(36)	18	66	77
Investment gains (losses) (3)	(156)	(22)	(39)	(40)	(40)
Ending carrying value	6,896	6,866	6,841	6,990	8,030

Policy Loans
Yield (1)	6.54%	7.04%	6.64%	6.49%	6.37%
Investment income	648	178	337	494	657
Ending carrying value	10,061	10,146	10,180	10,230	11,914

Equity Securities
Yield (1)	5.12%	3.39%	4.37%	3.84%	4.39%
Investment income	175	25	64	83	128
Investment gains (losses)	(399)	27	101	100	104
Ending carrying value	3,084	3,066	2,741	2,865	3,606

Other Limited Partnership Interests
Yield (1)	3.22%	18.85%	14.93%	13.75%	14.99%
Investment income	173	265	426	596	879
Investment gains (losses)	(356)	(1)	(11)	(15)	(18)
Ending carrying value	5,508	5,753	5,856	5,948	6,416

Cash and Short-term Investments
Yield (1)	0.44%	0.36%	0.37%	0.39%	0.46%
Investment income	94	13	28	48	81
Investment gains (losses)	6	1	1	1	2
Ending carrying value (3)	18,486	17,183	20,421	26,100	22,394

Other Invested Assets (5)
Investment income	339	154	320	395	491
Investment gains (losses) (3)	(32)	58	75	8	(8)
Ending carrying value	12,709	12,327	15,584	16,571	15,430

Total Investments
Investment income yield (1)	4.90%	5.53%	5.38%	5.35%	5.29%
Investment fees and expenses yield	(0.14)	(0.14)	(0.13)	(0.14)	(0.14)

Net Investment Income Yield (1), (3)	4.76%	5.39%	5.25%	5.21%	5.15%

Investment income	15,522	4,405	8,653	13,111	17,786
Investment fees and expenses	(433)	(112)	(217)	(338)	(465)

Net Investment Income (3)	$15,089	$4,293	$8,436	$12,773	$17,321

Ending Carrying Value (3)	$337,679	$348,043	$362,016	$385,869	$451,204

Gross investment gains	$1,232	$274	$687	$899	$1,200
Gross investment losses	(1,429)	(157)	(449)	(664)	(848)
Writedowns	(2,845)	(149)	(321)	(419)	(545)

Investment Portfolio Gains (Losses) (3)	(3,042)	(32)	(83)	(184)	(193)
Investment portfolio gains (losses) income tax benefit (provision)	1,121	8	19	48	53

Investment Portfolio Gains (Losses), Net of Income Tax	(1,921)	(24)	(64)	(136)	(140)

Derivative Gains (Losses) (3)	(5,106)	(10)	1,312	1,001	(614)
Derivative gains (losses) income tax benefit (provision)	1,803	11	(529)	(408)	160

Derivative Gains (Losses), Net of Income Tax	$(3,303)	$1	$783	$593	$(454)

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investments associated with our securities lending program; the effects of consolidating under GAAP certain VIEs that are treated as CSEs; and effective October 1, 2010, contractholder-directed unit-linked investments. Yields also exclude the investment income recognized on investments held by CSEs and effective October 1, 2010, contractholder-directed unit-linked investments.

(2)	Fixed maturity securities includes $2,384 million, $2,765 million, $2,901 million, $3,756 million and $594 million in ending carrying value, and $400 million, $79 million, $23 million, $217 million and $234 million of investment income related to trading securities at or for the year-to-date period ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

(3)	Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $17,794 million at December 31, 2010; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading securities (included within fixed maturity securities in the yield table above) of $274 million, $257 million, $231 million and $201 million, mortgage loans of $7,065 million, $7,107 million, $7,093 million and $6,840 million and cash and short-term investments of $38 million, $27 million, $47 million and $39 million at March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively; 3) Net investment income adjustments as presented on page 4 within the Net Income Reconciliation; 4) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 5) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Investment portfolio gains (losses) — in above yield table	$(3,042)	$(32)	$(83)	$(184)	$(193)
Real estate discontinued operations	(8)	—	(10)	(10)	(14)
Net investment gains (losses) related to certain CSEs	—	10	8	24	6
Other gains (losses) reported in net investment gains (losses) on GAAP basis	144	53	103	(154)	(191)

Net investment gains (losses) — GAAP basis	$(2,906)	$31	$18	$(324)	$(392)

	For the Year-to-Date Period Ended
	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Derivative gains (losses) — in above yield table	$(5,106)	$(10)	$1,312	$1,001	$(614)
Scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	88	49	110	172	208
Equity method operating joint ventures	156	5	102	102	130
Interest credited to policyholder account balances — scheduled periodic settlement payments on derivatives not qualifying for hedge accounting	(4)	(3)	(2)	3	11

Net derivative gains (losses) — GAAP basis	$(4,866)	$41	$1,522	$1,278	$(265)

(4)	Investment income includes prepayment fees.

(5)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. However, the accruals of settlement payments in other liabilities are included in net investment income for GAAP. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the above yield table.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,815	45.9%	$4,244	51.4%	$3,070	46.2%	$2,037	44.4%	$4,312	65.0%
20% or more for less than six months	713	6.8%	480	5.8%	595	9.0%	285	6.2%	369	5.6%
20% or more for six months or greater	4,958	47.3%	3,528	42.8%	2,971	44.8%	2,271	49.4%	1,950	29.4%

Total Gross Unrealized Losses	$10,486	100.0%	$8,252	100.0%	$6,636	100.0%	$4,593	100.0%	$6,631	100.0%

Total Gross Unrealized Gains	$8,419		$9,757		$14,107		$19,498		$13,907

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$83	30.2%	$84	34.0%	$65	20.3%	$67	29.3%	$71	29.5%
20% or more for less than six months	14	5.1%	35	14.2%	129	40.3%	25	10.9%	22	9.1%
20% or more for six months or greater	178	64.7%	128	51.8%	126	39.4%	137	59.8%	148	61.4%

Total Gross Unrealized Losses	$275	100.0%	$247	100.0%	$320	100.0%	$229	100.0%	$241	100.0%

Total Gross Unrealized Gains	$172		$208		$105		$158		$222

(1)	The Company’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$72,187	31.7%	$74,133	31.0%	$76,848	31.2%	$81,020	31.1%	$92,568	28.3%
Foreign corporate securities		38,030	16.7%	40,105	16.7%	40,863	16.6%	44,970	17.2%	68,178	20.8%
Residential mortgage-backed securities		44,020	19.3%	42,980	17.9%	42,750	17.3%	45,900	17.6%	44,733	13.7%
Foreign government securities		11,947	5.2%	13,164	5.5%	13,559	5.5%	14,844	5.7%	43,400	13.2%
U.S. Treasury, agency and government guaranteed securities		25,447	11.2%	30,741	12.8%	32,862	13.3%	34,360	13.2%	33,304	10.2%
Commercial mortgage-backed securities		15,622	6.9%	16,495	6.9%	15,984	6.5%	15,533	6.0%	20,675	6.3%
Asset-backed securities		13,162	5.8%	13,892	5.8%	14,419	5.9%	14,306	5.5%	14,290	4.4%
State and political subdivision securities		7,208	3.2%	8,039	3.4%	9,048	3.7%	9,614	3.7%	10,129	3.1%
Other fixed maturity securities		19	0.0%	17	0.0%	15	0.0%	17	0.0%	7	0.0%

Total fixed maturity securities available-for-sale		$227,642	100.0%	$239,566	100.0%	$246,348	100.0%	$260,564	100.0%	$327,284	100.0%

NAIC RATING	RATING AGENCY DESIGNATION
1	Aaa / Aa / A	$151,136	66.4%	$160,030	66.8%	$164,338	66.7%	$173,111	66.5%	$233,540	71.4%
2	Baa	56,305	24.7%	59,061	24.6%	61,217	24.8%	66,005	25.3%	68,858	21.0%
3	Ba	12,003	5.3%	12,105	5.1%	12,773	5.2%	13,289	5.1%	15,294	4.7%
4	B	6,461	2.9%	6,937	2.9%	6,924	2.8%	7,022	2.7%	8,316	2.5%
5	Caa and lower	1,425	0.6%	1,282	0.5%	910	0.4%	835	0.3%	1,146	0.4%
6	In or near default	312	0.1%	151	0.1%	186	0.1%	302	0.1%	130	0.0%

Total fixed maturity securities available-for-sale (1)		$227,642	100.0%	$239,566	100.0%	$246,348	100.0%	$260,564	100.0%	$327,284	100.0%

(1)	Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by the Company’s insurance subsidiaries that file NAIC statutory financial statements are based on final ratings from revised NAIC rating methodologies which became effective December 31, 2009 (for residential mortgage-backed securities, including residential mortgage-backed securities backed by sub-prime mortgage loans reported within asset-backed securities) and December 31, 2010 (for commercial mortgage-backed securities and all other asset-backed securities). These final NAIC ratings may not correspond to the rating agency designations. The overall impact was a change in rating classification for certain structured securities from ratings of Caa and lower and in or near default based on rating agency designations to their final NAIC rating of NAIC 1 to NAIC 4 based on the revised NAIC rating methodologies effective December 31, 2009 and December 31, 2010, respectively. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES (2)

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Traditional (3), (4)	$4,190	$4,161	$4,114	$4,223	$5,171
Real estate joint ventures and funds	2,579	2,569	2,576	2,624	2,707

Subtotal	6,769	6,730	6,690	6,847	7,878
Foreclosed	127	136	151	143	152

Total Real Estate and Real Estate Joint Ventures (4)	$6,896	$6,866	$6,841	$6,990	$8,030

(2)	Real estate and real estate joint ventures have been reclassified to conform to the current period presentation of reporting wholly-owned real estate and operating joint ventures as traditional real estate and the remaining real estate joint ventures as real estate joint ventures and funds.

(3)	Includes wholly-owned real estate and operating real estate joint ventures.

(4)	Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGE LOANS (1)

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2009	2010	2010	2010	2010

Commercial mortgage loans	$35,176	$35,351	$35,042	$36,090	$37,820
Agricultural mortgage loans	12,255	12,203	12,380	12,598	12,751
Residential mortgage loans	1,471	1,565	1,806	1,983	2,308
Mortgage loans held-for-sale	2,728	2,003	2,650	2,840	3,321

Total Mortgage Loans	51,630	51,122	51,878	53,511	56,200
Valuation allowances	(721)	(751)	(734)	(666)	(664)

Total Mortgage Loans, Net (2)	$50,909	$50,371	$51,144	$52,845	$55,536

(1)	Mortgage loans amounts for the prior periods are presented net of valuation allowances and have been reclassified to conform to the current period presentation of presenting mortgage loan amounts prior to valuation allowances.

(2)	Effective January 1, 2010, balance excludes the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities. See page 38, note 3 for the amount excluded at March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010.
SUMMARY OF COMMERCIAL MORTGAGE LOANS (3)
BY REGION AND PROPERTY TYPE

	December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010		December 31, 2010
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,822	25.1%	$8,658	24.5%	$8,506	24.3%	$8,653	24.0%	$8,974	23.7%
South Atlantic	7,460	21.2%	7,547	21.3%	7,608	21.7%	7,756	21.5%	8,016	21.2%
Middle Atlantic	6,042	17.2%	6,174	17.5%	6,085	17.4%	6,405	17.7%	6,484	17.1%
International	3,620	10.3%	3,735	10.6%	3,620	10.3%	3,599	10.0%	4,216	11.2%
West South Central	2,916	8.3%	2,915	8.2%	3,012	8.6%	2,971	8.2%	3,266	8.6%
East North Central	2,531	7.2%	2,558	7.2%	2,504	7.1%	3,005	8.4%	3,066	8.1%
New England	1,448	4.1%	1,427	4.0%	1,423	4.1%	1,422	3.9%	1,531	4.1%
Mountain	959	2.7%	944	2.7%	907	2.6%	906	2.5%	884	2.3%
West North Central	675	1.9%	664	1.9%	663	1.9%	660	1.8%	666	1.8%
East South Central	449	1.3%	448	1.3%	460	1.3%	459	1.3%	461	1.2%
Other	254	0.7%	281	0.8%	254	0.7%	254	0.7%	256	0.7%

Total	$35,176	100.0%	$35,351	100.0%	$35,042	100.0%	$36,090	100.0%	$37,820	100.0%

Office	$15,205	43.2%	$15,283	43.2%	$15,296	43.7%	$15,973	44.3%	$16,857	44.6%
Retail	7,964	22.6%	8,138	23.0%	8,032	22.9%	8,278	22.9%	9,215	24.3%
Apartments	3,731	10.6%	3,693	10.5%	3,668	10.4%	3,753	10.4%	3,630	9.6%
Hotel	3,117	8.9%	3,119	8.8%	3,111	8.9%	3,078	8.6%	3,089	8.2%
Industrial	2,797	8.0%	2,816	8.0%	2,893	8.3%	2,905	8.0%	2,910	7.7%
Other	2,362	6.7%	2,302	6.5%	2,042	5.8%	2,103	5.8%	2,119	5.6%

Total	$35,176	100.0%	$35,351	100.0%	$35,042	100.0%	$36,090	100.0%	$37,820	100.0%

(3)	Mortgage loans amounts for the prior periods are presented net of valuation allowances and have been reclassified to conform to the current period presentation of presenting mortgage loan amounts prior to valuation allowances.